UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2007

Openwave Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16073 (Commission File Number)	94-3219054 (I.R.S. Employer Identification No.)

2100 Seaport Boulevard Redwood City, CA (Address of principal executive offices)	94063 (Zip Code)

Registrant's telephone number, including area code: (650) 480-8000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 2, 2007, Openwave Systems Inc.'s ("Openwave") Board of Directors designated the following individuals as "officers" of Openwave for purposes of Section 16 of the Exchange Act of 1934, as amended: Peter Galvin, Senior Vice President of Product Development/Engineering; Richard Schwartz, Senior Vice President of Strategy and Technology; and Robert Vrij, Executive Vice President of Worldwide Field Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPENWAVE SYSTEMS INC.

By:	/s/ Harold Covert
Name:	Harold (Hal) Covert
Title:	Executive Vice President and Chief Financial Officer

Date: January 4, 2007